UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2024

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 7, 2024, La Rosa Holdings Corp., a Nevada corporation (the “Company”), entered into that certain securities purchase agreement (the “Securities Purchase Agreement”), with an institutional accredited investor, Brown Stone Capital Ltd., a corporation organized under the laws of England and Wales (the “Investor”), pursuant to which the Company agreed to issue and sell to the Buyer, upon the terms and conditions set forth in the Securities Purchase Agreement, up to 3,051,336 shares of the Company’s common stock (the “Shares”), par value $0.0001 per share (the “Common Stock”), and/or pre-funded warrants to purchase shares of Common Stock, subject to appropriate adjustments for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock., at a price equal to $0.59 per share. The Securities Purchase Agreement was amended on August 9, 2024 to correct the date of the first closing (the “First Amendment to SPA”) and on August 13, 2024 to correct the amount of the purchase price paid at the first closing (the “Second Amendment to SPA”).

Pursuant to the Securities Purchase Agreement, the Shares shall be issued in two tranches: 1,271,187 of the Shares shall be issued on August 12, 2024 (the “First Closing”) upon satisfaction of customary closing conditions, and 1,780,149 of the Shares shall be issued to the Investor on or before the date that is fourteen (14) calendar days after the date of the effectiveness of the registration statement registering the Shares and upon satisfaction of Additional Second Closing Conditions (as defined in the Securities Purchase Agreement) (the “Second Closing”). If the Investor would beneficially own in excess of 4.99% of the Common Stock as a result of the issuance of the Shares in the First Closing or the Second Closing, the Investor shall instead receive pre-funded common stock purchase warrants (the “Warrants”) to purchase the number of Shares in excess of such beneficial ownership limitation in a particular closing.

The Company also granted the Investor piggy-back registration rights in the Securities Purchase Agreement.

In connection with the transaction, the Company and the Investor entered into a registration rights agreement (the “Registration Rights Agreement” and together with the Securities Purchase Agreement, and Warrants, the “Transaction Documents”) pursuant to which the Company agreed to register the shares of Common Stock underlying the Note and Warrants and the Commitment Shares under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement on Form S-1 (or other appropriate form) under the Securities Act of 1933, as amended. The Company agreed to file the Registration Statement with the SEC within ten (10) business days from the date of the Securities Purchase Agreement and to use its best efforts to have the Registration Statement declared effective by the SEC within sixty (60) days from the date of the Securities Purchase Agreement.

The First Closing took place on August 12, 2024 (the “First Closing Date”). The Company issued to the Investor 761,689 shares of Common Stock (the “First Closing Shares”) and a Warrant to purchase 509,498 shares of Common Stock (the “First Closing Warrant”).

The Company received net proceeds of $725,000 on the First Closing Date, after deducting offering expenses.

The Transaction Documents contain customary representations and warranties and agreements and obligations of the parties. The Company will use the net proceeds of the offering for business development and general working capital purposes. The preceding description of the Warrants, Securities Purchase Agreement, Registration Rights Agreement, First Amendment to SPA, and Secon Amendment to SPA purport to be a summary only and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information outlined in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated hereby reference.

The Company issued the First Closing Shares and the First Closing Warrant to the Investor pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) and/or Rule 506(b) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant issued by the Company on August 12, 2025.
10.1^	Form of Securities Purchase Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024.
10.2	Form of Registration Rights Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024.
10.3	Form of Amendment No. 1 dated August 9, 2024 to the Securities Purchase Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024
10.4	Form of Amendment No. 2 dated August 13, 2024 to the Securities Purchase Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

^	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2024	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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